Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Centerstone SBA Lending, Inc.
700 Flower Street, Suite 850
Los Angeles, California 90017

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in connection with the proposed offering of Centerstone SBA Trust 2023-1, Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2023-1. Centerstone SBA Lending, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein.)

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS”) and ATLAS SP Partners, L.P. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 17, 2023, representatives of the Company provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2023, with respect to 206 small business loans (the “Statistical Loan File”).

At the instruction of representatives of the Company, we randomly selected 125 small business loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations relating to the small business loan characteristics (the “Characteristics”) indicated below for each of the Sample Loans set forth on the Statistical Loan File.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.	Loan number (for informational purposes only)	25.	Market value – machinery & equipment (if applicable)
2.	SBA number	26.	Lien position – machinery & equipment (if applicable)
3.	Borrower name	27.	Prior liens – machinery & equipment (if applicable)
4.	Original balance	28.	Market value – furniture & fixtures (if applicable)
5.	Original term	29.	Lien position – furniture & fixtures (if applicable)
6.	Note date	30.	Prior liens – furniture & fixtures (if applicable)
7.	Maturity date	31.	Market value – account receivables & inventory (if applicable)
8.	Current guaranteed balance	32.	Lien position – account receivables & inventory (if applicable)
9.	Current unguaranteed balance	33.	Prior liens – account receivables & inventory (if applicable)
10.	Next payment date	34.	Market value – leasehold improvements (if applicable)
11.	Original guaranteed balance	35.	Lien position – leasehold improvements (if applicable)
12.	Original unguaranteed balance	36.	Prior liens – leasehold improvements (if applicable)
13.	Margin	37.	Market value – other collateral (if applicable)
14.	State	38.	Lien position – other collateral (if applicable)
15.	Guaranteed percentage	39.	Prior liens – other collateral (if applicable)
16.	Max FICO	40.	DSCR
17.	Mean FICO	41.	NAICS
18.	Loan purpose	42.	Risk rating
19.	Market value – residential (if applicable)	43.	SIC
20.	Lien position – residential (if applicable)	44.	Current interest rate
21.	Prior Liens – residential (if applicable)	45.	All collateral sum value
22.	Market value – commercial (if applicable)	46.	At origination market loan-to-value ratio
23.	Lien position – commercial (if applicable)	47.	Current – market loan-to-value ratio
24.	Prior liens – commercial (if applicable)

We compared Characteristics 2. through. 4. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristic 5. to the corresponding information set forth on the “SBA Authorization.”

We compared Characteristic 6. to the corresponding information set forth on or derived from the Settlement Statement, Settlement Sheet or Disbursement Request and Authorization Form (collectively, the “Settlement Statement”).

With respect to Characteristic 7., we recomputed the maturity date by adding (i) the original term (as set forth on the SBA Authorization) to (ii) the note date (as set forth on the Settlement Statement).  We compared the results of such recomputations to the corresponding information set forth on the Statistical Loan File.

We compared Characteristics 8. through 10. to the corresponding information set forth on or derived from the “Payment History Report.”

We compared Characteristics 11. through 42. to the corresponding information set forth on or derived from the “Credit Memorandum.”

We compared Characteristic 43. to the corresponding information set forth on the “NAICS-to-SIC Crosswalk Document.”

With respect to Characteristic 44., at the instruction of representatives of the Company, we accessed the “Wall Street Journal Website” (http://www.wsj.com/) on November 29, 2023 and obtained the “Wall Street Journal Prime Rate.”  Using methodologies provided to us by the Company, we recomputed the current interest rate by adding (i) the margin (as set forth on the Credit Memorandum) and (ii) the Wall Street Journal Prime Rate.  We compared the results of such recomputations to the corresponding information set forth on the Statistical Loan File.

With respect to Characteristic 45., we recomputed the all collateral sum value as the difference between (i) the sum of the (a) market value – residential, (b) market value – commercial, (c) market value – machinery & equipment,

(d) market value furniture & fixtures, (e) market value – account receivables & inventory, (f) market value – leasehold improvements and (g) market value – other collateral and (ii) the sum of the (a) prior liens – residential, (b) prior liens – commercial, (c) prior liens – machinery & equipment, (d) prior liens - furniture & fixtures, (e) prior liens – account receivables & inventory, (f) prior liens – leasehold improvements and (g) prior liens – other collateral (each as set forth on the Credit Memorandum).  Further, at the instruction of the Company, we excluded market value – other collateral and prior liens – other collateral from the calculation above in instances in which the prior liens – other collateral amount was greater than the market value – other collateral amount.  We compared the results of such recomputations to the corresponding information set forth on the Statistical Loan File.

With respect to Characteristic 46., we recomputed the at origination market loan-to-value ratio as the product of (i) the quotient of the (a) the original balance (as set forth on the Loan Agreement) and (b) all collateral sum value (as determined above) and (ii) 100 and rounding such result to the nearest hundredth.

With respect to Characteristic 47., we recomputed the current – market loan-to-value ratio as the product of (i) the quotient of (a) the current guaranteed balance (as set forth on the Payment History Report) and (b) the all collateral sum value (as determined above) and (ii) 100 and rounding such result to the nearest hundredth.

At your instruction, for purposes of such comparisons:

•
With respect to our comparison of Characteristic 43., for the Sample Loan indicated in Appendix A, we were unable to ascertain the SIC on the NAICS-to-SIC Crosswalk Document.  For this Sample Loan, we were instructed to perform an additional procedure and compare the SIC (as set forth on the Statistical Loan File) to the corresponding information set forth on the Payment History Report.

•
With respect to our comparison of Characteristic 44., for the Sample Loans indicated in Appendix B, we observed a difference with respect to the current interest rate (as set forth on the Statistical Loan File) when compared to the current interest rate (as determined above).  For these Sample Loans, we were instructed to perform an additional procedure and compare the current interest rate (as set forth on the Statistical Loan File) to the corresponding information set forth on the Payment History Report.

In addition to the procedures described above, for each of the Sample Loans, we observed the following:

•	the “index description” set forth on the Credit Memorandum indicated “Wall Street Journal Prime Rate;”

•
a “prepayment penalty indicator” on the Credit Memorandum of (i) “yes” for each Sample Loan with an original term (as set forth on the SBA Authorization) of 180 months or greater and (ii) “n/a” for each Sample Loan with an original term (as set forth on the SBA Authorization) of less than 180 months;

•
a “primary collateral type” on the Credit Memorandum or Payment History Report of  (i) “10” or “60” for each Sample Loan with an original term (as set forth on the SBA Authorization) of 180 months or greater and (ii) “20” or “50” for each Sample Loan with an original term (as set forth on the SBA Authorization) of less than 180 months; and

•	the Credit Memorandum indicated either (i) an individual as a “personal guarantor” or (ii) the borrowing entity as a “sole proprietor.”

The small business loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix C. Supplemental information is contained in Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 4, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 4, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 43. the following Sample Loan:

11329

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 4, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 44. the following Sample Loans:

11134
17231

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 4, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference for SBA number.
2	One difference for state.
3	One difference for market value - residential.
4	Four differences for lien position – residential.
5	One difference for DSCR.
6	One difference for all collateral sum value.
7	One difference for at origination market loan-to-value ratio.
8	One difference for current - market loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 4, 2024

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	17124	SBA number	4540149101	4665559110
2	11200	State	CA	FL
3	17231	Market value - residential	$401,970.00	$401,940.00
4	11164	Lien position – residential	2nd T/D	1st and 2nd T/D
4	11189	Lien position – residential	2nd T/D	1st, 2nd and 3rd T/D
4	11265	Lien position – residential	3rd T/D	2nd T/D
4	11275	Lien position – residential	1st T/D	1st and 2nd T/D
5	17290	DSCR	1.16x	1.15x
6	11098	All collateral sum value	$751,058.00	$1,018,929.00
7	11098	At origination market loan-to-value ratio	59.25%	43.67%
8	11098	Current - market loan-to-value ratio	53.05%	39.11%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.